UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Amber Park Drive, Suite 125
Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Streamline Health Solutions, Inc. (the “Company”) on August 18, 2021 (the “Original Filing”), the Company acquired all of the issued and outstanding units of membership interest of Avelead Consulting, LLC (“Avelead”) on August 16, 2021. This Amendment No. 1 amends and supplements the Original Filing to provide the historical financial statements of Avelead and the pro forma financial information required by Item 9.01 of Form 8-K that were omitted from the Original Filing as permitted by Item 9.01(a)(3).

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

(i)	Audited financial statements.

The audited financial statements of Avelead Consulting, LLC as of and for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1. The Consent of Independent Accounting Firm, Cherry Bekaert, LLP, dated October 25, 2021, is attached as Exhibit 23.1.

(ii)	Unaudited interim financial statements.

The unaudited financial statements of Avelead Consulting, LLC as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are filed herewith as Exhibit 99.2.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet of Streamline Health Solutions, Inc. as of July 31, 2021 and the statements of operations of Streamline Health Solutions, Inc. for the six months ended July 31, 2021 and the year ended January 31, 2021 are filed herewith as Exhibit 99.3. The unaudited pro forma effects on non-GAAP financial measures of Streamline Health Solutions, Inc. for the six months ended July 31, 2021 and twelve months ended January 31, 2021 are attached as Exhibit 99.4 and are incorporated herein by reference.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Independent Accounting Firm, Cherry Bekaert, LLP dated October 25, 2021

99.1	Audited financial statements of Avelead Consulting, LLC and related footnotes, as of and for the years ended December 31, 2020 and 2019

99.2	Unaudited condensed financial statements of Avelead Consulting, LLC, as of June 30, 2021 and for the six months ended June 30, 2021 and 2020

99.3

Unaudited pro forma condensed combined balance sheet of Streamline Health Solutions, Inc. as of July 31, 2021 and the statements of operations for the six and twelve months ended July 31, 2021 and January 31, 2021 and related footnotes.

99.4	Unaudited Pro Forma effects on non-GAAP financial measures for the six months ended July 31, 2021 and twelve months ended January 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: October 25, 2021	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer